Exhibit 10.5

[Redacted Copy]

“***” indicates portions of the agreement that have been omitted pursuant to a confidential treatment request and have been filed with the Securities and Exchange Commission separately.

Klybeckstrasse 141
CH-4057 Basel

Novaled AG	September 28, 2010
Attention of Mr. Gildas Sorin, Managing Executive	***
Director	Legal K-141,3,29
Tatzberg 49	Tel. ***
D-01307 Dresden	Fax ***
***

Frame Manufacturing and Supply Agreement dated April 11, 2006 and Amendment thereof dated March 30, 2009 (hereinafter jointly referred to as “Agreement”)

Dear Mr. Sorin:

The purpose of this letter is to summarize our mutual understanding with regard to the above mentioned Agreement as follows:

1.             Extension of Initial Period.  The Initial Period of the Agreement shall end on December 31 , 2011.  Thereafter, the Agreement shall be automatically extended by an additional calendar year each time unless either party terminates the Agreement upon 6 months prior written notice, for the first time effective as of December 31, 2011.

2.             Negotiations.  The parties wish to express their intention to enter into good faith negotiations for a multi-year manufacturing and supply agreement for the Products (or parts thereof) as defined in the Agreement.

3.             Assignment.  BASF Schweiz AG (as legal successor to Ciba Inc.) hereby assigns all rights and obligations under the Agreement to BASF Future Business GmbH (“BASF”) with offices at 4.  Gartenweg Z25, 67063 Ludwigshafen, Germany.  The assignment shall be made with retroactive effect as of November 1, 2009.

Except as expressly modified by the terms and conditions of this Amendment, the other terms and conditions of the Agreement remain in full force and effect.

BASF Schweiz AG
Klybeckstrasse 141
CH-4057 Basel
Telefon +41 61 636 11 11
Telefax +41 61 636 12 12
http://www.basf.ch

If you agree with the above, please sign the attached duplicates of this letter and send back two originals to the attention of ***.

Yours sincerely,
BASF Schweiz AG

***	***
Director Printed Electronics	Head of Law & Compliance Officer

Agreed and accepted:

Date:	Date:

***	Novaled AG
Managing Director
BASF Future Business GmbH